UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 17, 2007

WEINGARTEN REALTY INVESTORS
(Exact name of Registrant as specified in its Charter)

Texas	1-9876	74-1464203
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

2600 Citadel Plaza Drive, Suite 300, Houston, Texas 77008
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (713) 866-6000

Not applicable
(Former name or former address, if changed since last report)

Item 2.02. Results of Operations and Financial Condition.

This amendment supplements the information provided pursuant to the Form 8-K of Weingarten Realty Investors filed on May 8, 2007. This supplement has been prepared to revise our joint venture information on pages 8, 9, and 10 in Exhibit 99.2 of the original filing.

The information, including exhibits hereto, in this Current Report on Form 8-K/A is being furnished and shall not be deemed "filed" with the Securities and Exchange Commission and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01. Financial Statements and Exhibits.

99.1 Supplemental Financial Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2007

WEINGARTEN REALTY INVESTORS

By: /s/ Joe D. Shafer
Joe D. Shafer
Vice President/Chief Accounting Officer

INDEX TO EXHIBITS

99.1 Supplemental Financial Information.